UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

MYOMO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Blue Sky Drive, Suite 101 Burlington, MA (Address of Principal Executive Offices)	01803 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 996-9058

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE:

On June 26, 2026, Myomo, Inc. (the "Company") filed a Current Report on Form 8-K (the “Original 8-K”) in order to (i) file under Item 5.02 Amendment No. 3 to the Company's 2018 Stock Option and Incentive Plan, which was inadvertently labeled as Exhibit 3.1, (ii) to file under Item 5.03 an amendment to the Company's Eighth Amended and Restated Certificate of Incorporation, as amended, which was inadvertently labeled as Exhibit 10.1, and (iii) to file under Item 5.07 the voting results from the Company's Annual Meeting of Stockholders, held on June 25, 2026.

The Company is filing this Amendment No. 1 on Form 8-K/A in order to properly label Amendment No 3 to the Company's 2018 Stock Option and Incentive plan as Exhibit 10.1, to properly label the amendment to the Company's Eighth Amended and Restated Certificate of Incorporation as Exhibit 3.1, and to add appropriate hyperlinks in Item 9.01. No other changes have been made to the Original 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07 to this Current Report on Form 8-K, on June 25, 2026, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Myomo, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Myomo 2018 Stock Option and Incentive Plan (the “Plan”), to increase the number of shares available under the Plan by 1,833,000 shares. A description of the amendment to the Plan is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 14, 2026 (the “Proxy Statement”).

The amendment to the Plan was previously approved, subject to stockholder approval, by the board of directors of the Company. The foregoing description of the amendment to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), to increase the Company’s authorized number of shares of common stock to 100,000,000 shares. The Charter Amendment was previously approved by the board of directors of the Company, subject to approval by the Company’s stockholders.

On June 25, 2026, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware and the Charter Amendment became effective upon filing.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 25, 2026. As of April 29, 2026, the record date for the Annual Meeting, there were 38,638,669 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement:

1.
The Company’s stockholders approved the election of Paul R. Gudonis and Thomas F. Kirk as Class III directors to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2029 and until their successors have been elected and qualified. The Company’s stockholders voted as follows:

Nominee	For	Withhold	Broker Non-Votes
Paul R. Gudonis	15,145,277	284,480	8,531,558

Thomas F. Kirk	14,333,271	1,096,486	8,531,558

2.
The Company’s stockholders approved in an advisory (non-binding) vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
13,715,583	696,112	1,018,062	8,531,558

3.
The Company’s stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
23,266,272	279,327	415,716	-

4.
The Company’s stockholders approved the adoption of Amendment No. 3 to the Myomo 2018 Stock Option and Incentive Plan, which increases the number of shares available under the Plan by 1,833,000 shares. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
10,815,266	3,676,078	938,413	8,531,558

5.
The Company’s stockholders approved the Charter Amendment to increase the number of authorized shares of common stock to 100,000,000 shares. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
20,723,545	3,090,849	146,921	-

6.
The Company’s stockholders approved in an advisory (non-binding) vote, a stockholder proposal regarding the classification of directors. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
13,225,897	2,029,855	174,005	8,531,558

7.
The Company’s stockholders approved any adjournments or postponements of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the Annual Meeting to approve Proposals 1-6. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
19,971,050	3,617,136	373,129	-

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Third Certificate of Amendment to the Eighth Amended and Restated Certificate of Incorporation, as amended, of Myomo, Inc., filed with the Secretary of the State of Delaware on June 25, 2026.
10.1	Amendment No. 3 to the Myomo 2018 Stock Option and Incentive Plan.
104	The cover page from the Company’s Form 8-K dated June 25, 2026, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myomo, Inc.
Date: June 29, 2026	By: /s/ David A. Henry David. A. Henry Chief Financial Officer